Everlake Life Insurance Company

Everlake Financial Advisors Separate Account I

Supplement dated December 5, 2024
To
Prospectus dated April 29, 2019, as supplemented

RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement contains information about changes to certain Portfolios of the Advanced Series Trust available through your Annuity.

I. Portfolio Subadvisor Removal:
Effective on or about November 21, 2024 (“Effective Date”), the following revision was made to the table in the “Investment Options” section to reflect a change to the Subadvisors for the AST Academic Strategies Asset Allocation Portfolio.

Portfolio Name	Subadvisor Removal
AST Academic Strategies Asset Allocation Portfolio	Western Asset Management Company, LLC Western Asset Management Company Limited

II. Portfolio Expense Changes:
Effective on or about the dates shown below, the expenses listed in the “Underlying Portfolio Annual Expenses” table in the prospectus for certain Advanced Series Trust Portfolios are restated as shown below.

UNDERLYING PORTFOLIO ANNUAL EXPENSES (as a percentage of the average daily net assets of the underlying Portfolios)
Effective Date	Portfolio	Management Fees	Other Expenses	Distribution (12b-1) Fees	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Annual Fund Operating Expenses
12/09/24	AST Balanced Asset Allocation Portfolio*	0.58%	0.01%	0.25%	0.11%	0.95%	0.10%	0.85%
12/16/24	AST Large-Cap Growth Portfolio	0.60%	0.01%	0.25%	0.00%	0.86%	0.00%	0.86%
12/16/24	AST Large-Cap Value Portfolio*	0.54%	0.02%	0.25%	0.00%	0.81%	0.01%	0.80%
12/16/24	AST Small-Cap Equity Portfolio* (formerly AST Small-Cap Growth Portfolio)	0.70%	0.03%	0.25%	0.00%	0.98%	0.01%	0.97%
* See notes immediately below for important information about this fund.

ELICSUP10-N4

AST Balanced Asset Allocation Portfolio
The Manager and the Distributor have contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board.

AST Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2026. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

AST Small-Cap Equity Portfolio
The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2026. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Fund Prospectus, please call us at 1-800-457-7617.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
ELICSUP10-N4